UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUND, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 34.4%
CONSUMER DISCRETIONARY - 5.0%
Auto Components - 0.2%
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	1,000,000	$1,043,000	(a)

Automobiles - 1.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	246,400
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	793,492	(a)
Daimler Finance NA LLC, Senior Notes	1.875%	1/11/18	1,000,000	990,047	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	660,000	589,032
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	260,417
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,880,813
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,090,000	2,599,153
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,645,875	(a)
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	169,582	(a)

Total Automobiles				9,174,811

Hotels, Restaurants & Leisure - 0.7%
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,000,000	2,100,020	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,110,000	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	150,850

Total Hotels, Restaurants & Leisure				4,360,870

Household Durables - 0.3%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	38,745
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,000,000	2,200,000

Total Household Durables				2,238,745

Media - 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	456,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,015,000
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	87,223
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,178,211
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,106,549
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,284,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,197,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000	1,103,813
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	464,000	498,800
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	810,000	933,131
News America Inc., Senior Notes	6.650%	11/15/37	50,000	56,810
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,707,333
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	57,399
UBM PLC, Notes	5.750%	11/3/20	920,000	940,476	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,000,000	1,070,000	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	290,000	277,675	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,241,984
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	680,000	708,050

Total Media				14,920,204

Specialty Retail - 0.2%
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,300,000	1,267,500	(a)(b)

TOTAL CONSUMER DISCRETIONARY				33,005,130

CONSUMER STAPLES - 1.6%
Beverages - 0.4%
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	1,995,480	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Beverages - continued
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	$769,976	(a)

Total Beverages				2,765,456

Food & Staples Retailing - 0.3%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	600,000	554,389
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	23,942	25,909	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	36,902	40,434
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	75,978	83,731
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	340,691
Safeway Inc., Senior Notes	6.250%	3/15/14	1,000,000	1,023,392

Total Food & Staples Retailing				2,068,546

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	831,058
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,210,000	1,366,297

Total Food Products				2,197,355

Tobacco - 0.5%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	1,113,794
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	982,095
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	248,542
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,000,000	1,171,680

Total Tobacco				3,516,111

TOTAL CONSUMER STAPLES				10,547,468

ENERGY - 4.7%
Energy Equipment & Services - 0.5%
CGG, Senior Notes	7.750%	5/15/17	250,000	256,562
Transocean Inc., Senior Notes	4.950%	11/15/15	2,200,000	2,360,160
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	431,154
Transocean Inc., Senior Notes	6.375%	12/15/21	200,000	222,314

Total Energy Equipment & Services				3,270,190

Oil, Gas & Consumable Fuels - 4.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	120,000	123,300
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,200,000	1,128,000
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,786,351
Apache Corp., Senior Notes	1.750%	4/15/17	1,780,000	1,794,665
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	679,782
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,049,805
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	500,000	548,750
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	110,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	345,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	520,000	539,500
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	200,000	200,500
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	490,625
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,500,000	1,646,250
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	840,000	920,850	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	560,000	662,200
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	769,538
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	451,000
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	175,610
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	883,266
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,002,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	728,752
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	200,000	199,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	985,000
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,180,000	1,994,233

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	$673,072
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	310,000	299,776
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	490,000	628,425	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	160,000	171,668
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	222,525
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	386,550
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	241,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	598,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	1,500,000	1,440,000
Samson Investment Co., Senior Notes	10.250%	2/15/20	1,100,000	1,166,000	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	600,000	657,533

Total Oil, Gas & Consumable Fuels				27,701,376

TOTAL ENERGY				30,971,566

FINANCIALS - 9.7%
Capital Markets - 2.8%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/13/13	60,000	43,800	(c)(d)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	517,019
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,630,828
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,058,750
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	665,186
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	873,849
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/18/13	100,000	0	(c)(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(e)(f)(g)(h)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,705,133
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,776,264
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	616,083
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	326,452
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,106,549

Total Capital Markets				18,319,913

Commercial Banks - 3.3%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	274,199	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,760,000	1,832,514
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,280,000	1,297,280
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,285,165	(a)(c)(d)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	366,750
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	977,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	1,064,036
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	492,187	(a)(c)(d)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,312,995	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,190,000	1,205,895	(a)(d)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	264,162
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	944,383	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,512,792
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	338,222
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	474,147
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	1,500,000	1,529,916	(a)
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	5,230,000	5,860,116

Total Commercial Banks				22,032,259

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - 0.6%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	$262,575	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	292,400	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,804,294
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,734,000

Total Consumer Finance				4,093,269

Diversified Financial Services - 2.6%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,097,333
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	290,000	270,425	(c)(d)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	702,601
Citigroup Inc., Senior Notes	6.875%	3/5/38	132,000	163,181
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,098,671
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	680,000	699,348
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,499,220
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,294,872
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	196,088
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	64,050	(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,496,250	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	760,000	689,217
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	527,500	(a)(c)

Total Diversified Financial Services				16,798,756

Insurance - 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	589,006
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,072,761
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	272,261	(a)

Total Insurance				1,934,028

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	776,171

TOTAL FINANCIALS				63,954,396

HEALTH CARE - 3.3%
Biotechnology - 0.3%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	1,556,949
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	397,219

Total Biotechnology				1,954,168

Health Care Providers & Services - 2.3%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	50,000	54,731
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	1,500,000	1,631,250
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,814,778
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,295,050	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	670,841
HCA Inc., Senior Secured Notes	7.250%	9/15/20	200,000	217,500
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	407,263
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	102,344
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	900,151
Tenet Healthcare Corp., Senior Secured Bonds	4.500%	4/1/21	560,000	525,000
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	660,000	674,850	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	594,425
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	963,629
WellPoint Inc., Notes	5.875%	6/15/17	1,466,000	1,665,914
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,021
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	474,774

Total Health Care Providers & Services				15,143,521

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - 0.7%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	$2,509,045
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	607,887
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,080,000	1,062,653	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	270,000	256,717	(a)

Total Pharmaceuticals				4,436,302

TOTAL HEALTH CARE				21,533,991

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.2%
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,500,000	1,468,125	(a)

Airlines - 0.3%
Air 2 US, Notes	8.027%	10/1/19	418,182	426,546	(a)
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	59,796	62,900
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,789	51,135
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	153,598	168,190
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	834,331	942,794
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	175,100	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	159,298	166,466

Total Airlines				1,993,131

Building Products - 0.2%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,055,950	(a)

Commercial Services & Supplies - 0.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	327,722

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,012,701	(a)

Machinery - 0.1%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	915,170

Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,500,000	1,556,250

Road & Rail - 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,305,844	(a)

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	570,000	595,650	(a)

TOTAL INDUSTRIALS				10,230,543

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment, Instruments & Components - 0.0%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	254,000	285,369	(a)

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	684,000
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,800,000	1,968,750

Total Internet Software & Services				2,652,750

IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	217,350	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	755,300	(a)

Total IT Services				972,650

Semiconductors & Semiconductor Equipment - 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,542,948

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	$842,029

Total Semiconductors & Semiconductor Equipment				2,384,977

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	320,400	(a)

TOTAL INFORMATION TECHNOLOGY				6,616,146

MATERIALS - 3.4%
Chemicals - 0.6%
Ecolab Inc., Senior Notes	3.000%	12/8/16	2,500,000	2,622,075
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,369,596

Total Chemicals				3,991,671

Construction Materials - 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	452,550	(a)

Containers & Packaging - 0.6%
Ball Corp., Senior Notes	5.000%	3/15/22	260,000	252,200
Ball Corp., Senior Notes	4.000%	11/15/23	490,000	439,775
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	1,261,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	455,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,000,000	1,085,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	149,450
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	197,762
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	96,887

Total Containers & Packaging				3,937,074

Metals & Mining - 2.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	187,200
Barrick Gold Corp., Senior Notes	2.900%	5/30/16	2,000,000	2,025,368
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	700,000	616,419
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	519,429
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	271,155
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	410,000	421,763
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	180,000	171,587
Evraz Group SA, Notes	6.750%	4/27/18	420,000	410,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000	915,875	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	1,000,000	966,445	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	750,000	689,774
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,792,910
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	443,313
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	645,027
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	280,000	269,764
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	681,850	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	527,109	(a)

Total Metals & Mining				13,555,538

Paper & Forest Products - 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	380,000	405,460	(a)

TOTAL MATERIALS				22,342,293

TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.9%
AT&T Inc., Global Notes	5.500%	2/1/18	710,000	804,950
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	250,000	233,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000	$1,602,300	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	470,000	486,450	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	756,000
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	1,960,000	2,097,200
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	201,320
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	88,354
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	235,482
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,417,000	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	2,480,000	2,637,396
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,030,000	5,391,084
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	1,110,000	1,232,669
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,237,000	2,209,037	(a)(b)

Total Diversified Telecommunication Services				19,392,992

Wireless Telecommunication Services - 0.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	370,000	386,650	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,579,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	410,000	432,038	(a)

Total Wireless Telecommunication Services				3,398,188

TOTAL TELECOMMUNICATION SERVICES				22,791,180

UTILITIES - 0.8%
Electric Utilities - 0.2%
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	1,500,000	1,504,506	(a)

Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	169,000	187,590
AES Corp., Senior Notes	4.875%	5/15/23	350,000	327,250
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	549,000	577,823	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	640,000	683,884	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	7,350	(e)(f)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	360,000	405,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	670,000	706,012
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,001,124

Total Independent Power Producers & Energy Traders				3,896,033

TOTAL UTILITIES				5,400,539

TOTAL CORPORATE BONDS & NOTES (Cost - $226,146,933)				227,393,252

ASSET-BACKED SECURITIES - 5.8%
ACE Securities Corp., 2006-GP1 A	0.439%	2/25/31	420,068	382,084	(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.214%	7/25/32	344,140	302,266	(c)
Argent Securities Inc., 2003-W8 M1	1.229%	12/25/33	1,404,662	1,329,094	(c)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.124%	4/25/35	1,250,000	1,056,560	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,289,388	1,263,278	(h)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	140,422
Chase Funding Loan Acquisition Trust, 2004-AQ1 M1	0.909%	5/25/34	2,808,295	2,328,470	(c)
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.379%	11/25/45	546,122	519,902	(a)(c)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.129%	10/25/35	1,370,000	1,080,635	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	718,243
Fremont Home Loan Trust, 2006-B 2A2	0.279%	8/25/36	470,501	177,253	(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.359%	12/25/36	966,442	815,149	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.949%	3/18/29	325,000	279,394	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Greenpoint Manufactured Housing, 1999-3 2A2	3.584%	6/19/29	150,000	$125,357	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.684%	2/20/30	175,000	145,490	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	275,000	244,959	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	350,000	305,447	(c)
GSAMP Trust, 2004-SEA2 M2	1.429%	3/25/34	3,700,000	2,766,201	(c)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	345,809	24,464
GSAMP Trust, 2006-SEA1 A	0.479%	5/25/36	135,546	132,736	(a)(c)
GSAMP Trust, 2007-FM1 A2C	0.349%	12/25/36	1,995,302	980,350	(c)
GSAMP Trust, 2007-FM1 A2D	0.429%	12/25/36	3,294,131	1,649,388	(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.479%	9/25/36	213,265	197,024	(a)(c)
Home Equity Mortgage Trust, 2005-3 M3	1.259%	11/25/35	3,357,369	2,754,134	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.439%	6/25/36	1,098,591	243,326	(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.519%	2/25/36	358,743	347,585	(c)
Lehman XS Trust, 2005-7N 1A1A	0.449%	12/25/35	2,245,613	1,919,523	(c)
Lehman XS Trust, 2006-16N A4B	0.419%	11/25/46	220,930	25,541	(c)
Lehman XS Trust, 2006-GP3 2A2	0.399%	6/25/46	60,756	2,308	(c)
M&T Bank Auto Receivables Trust, 2013-1A R	0.000%	10/15/20	3,271	1,749,985	(a)(h)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	1,100,000	1,065,570	(a)(c)(h)
MASTR Specialized Loan Trust, 2006-3 A	0.439%	6/25/46	286,004	225,208	(a)(c)
MASTR Specialized Loan Trust, 2007-1 A	0.549%	1/25/37	275,599	149,227	(a)(c)
Nelnet Student Loan Trust, 2005-4 A4R2	1.057%	3/22/32	2,900,000	2,614,492	(c)
Neuberger Berman CLO Ltd., 2013-15A C	3.104%	10/15/25	350,000	337,323	(a)(c)(h)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	190,627	185,881	(c)
Option One Mortgage Loan Trust, 2005-1 A4	0.979%	2/25/35	486,761	473,167	(c)
Origen Manufactured Housing, 2007-A A2	2.307%	4/15/37	2,485,228	2,056,709	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	136,744	(a)
RAAC Series, 2005-SP2 2A	0.479%	6/25/44	2,447,191	1,872,299	(c)
RAAC Series, 2006-RP4 A	0.469%	1/25/46	285,752	266,276	(a)(c)
Residential Asset Mortgage Products Inc., 2004-KR1 MI1	1.049%	4/25/34	1,445,656	1,272,177	(a)(c)(h)
Residential Asset Mortgage Products Inc., 2004-KR1 MI2	2.159%	4/25/34	535,549	171,215	(a)(c)(h)
Residential Asset Mortgage Products Inc., 2004-KR1 MII1	0.929%	4/25/34	1,169,846	994,369	(a)(c)(h)
Residential Asset Mortgage Products Inc., 2004-KR1 MII2	1.754%	4/25/34	674,771	364,376	(a)(c)(h)
Security National Mortgage Loan Trust, 2007-1A 2A	0.529%	4/25/37	328,178	243,058	(a)(c)
Soundview Home Loan Trust, 2006-EQ1 A3	0.339%	10/25/36	2,374,484	1,819,878	(c)
Whitehorse Ltd., 2013-1A A3L	3.252%	11/24/25	200,000	194,500	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $38,651,945)				38,449,037

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.305%	1/25/35	1,083,365	1,082,468	(c)
Adjustable Rate Mortgage Trust, 2005-1 5M1	1.229%	5/25/35	1,770,000	1,531,169	(c)
Banc of America Funding Corp., 2006-D 6A1	5.068%	5/20/36	779,206	646,394	(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	17,449	17,084	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.830%	2/25/34	18,152	17,923	(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.475%	12/25/33	423,355	424,589	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.859%	9/25/34	85,499	83,823	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.019%	11/25/34	67,875	66,379	(c)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.679%	3/25/35	29,580	28,794	(c)
Bear Stearns Alt-A Trust, 2005-09 11A1	0.699%	11/25/35	1,081,377	748,339	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.763%	1/25/36	289,647	201,709	(c)
Bear Stearns ARM Trust, 2004-12 1A1	2.775%	2/25/35	78,691	67,503	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.339%	12/25/46	734,835	$505,477	(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.439%	11/25/35	367,035	250,051	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.410%	7/20/35	485,882	408,751	(c)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.480%	11/20/35	290,773	216,353	(c)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.522%	11/20/35	1,288,777	950,105	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.439%	1/25/46	282,289	216,363	(c)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.409%	7/25/46	273,676	64,811	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.110%	6/19/31	25,917	25,659	(c)
Countrywide Home Loans, 2003-60 1A1	3.151%	2/25/34	257,316	249,322	(c)
Countrywide Home Loans, 2003-HYB1 1A1	3.002%	5/19/33	17,596	17,467	(c)
Countrywide Home Loans, 2006-03 1A2	0.509%	3/25/36	292,116	91,131	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.489%	3/25/35	813,861	676,709	(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.629%	6/25/34	123,755	111,529	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.318%	7/15/37	3,185,883	422,578	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4243 AZ	3.000%	8/15/43	600,000	471,213
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.836%	7/25/21	1,832,236	185,974	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.391%	4/25/20	1,123,142	66,551	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.824%	6/25/20	1,149,764	95,970	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.663%	8/25/20	11,141,004	843,029	(c)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.471%	9/25/40	2,132,502	312,745	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	340,362	382,492
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.221%	8/25/42	1,506,069	232,200	(c)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,574,499	470,077
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.320%	2/25/36	416,204	297,407	(c)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,005,000	1,546,595
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.429%	4/25/36	1,090,696	1,378,639	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.409%	4/25/36	307,747	177,989	(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.529%	1/25/36	2,235,169	1,834,609	(a)(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.361%	11/19/46	335,133	225,186	(c)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.331%	1/25/47	710,164	527,396	(c)
IMPAC CMB Trust, 2004-5 1A1	0.899%	10/25/34	121,048	118,457	(c)
IMPAC Secured Assets Corp., 2004-3 1A4	0.979%	11/25/34	8,761	8,096	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	173,207	171,732
Lehman Mortgage Trust, 2007-1 2A3, IO	6.451%	2/25/37	5,205,843	1,342,238	(c)
MASTR ARM Trust, 2003-3 3A4	2.106%	9/25/33	1,419,843	1,389,808	(c)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.539%	7/25/35	3,300,337	2,797,260	(a)(c)
Merit Securities Corp., 11PA B2	1.679%	9/28/32	1,964	1,957	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.349%	2/25/37	1,162,633		$1,002,543	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.054%	5/25/34	290,898		287,577	(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.971%	8/25/34	59,163		57,573	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.825%	3/25/36	369,059		273,347	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	2.814%	8/25/36	343,297		238,801	(c)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.482%	8/26/34	1,500,000		1,036,800	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.389%	4/25/46	2,078,793		949,424	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.439%	4/25/46	1,078,343		498,368	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.509%	4/25/46	1,509,604		709,173	(c)
Residential Accredit Loans Inc., 2007-QO1 A1	0.329%	2/25/47	1,984,509		1,471,718	(c)
Sequoia Mortgage Trust, 2007-4 4A1	4.872%	7/20/47	1,044,747		917,012	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.551%	4/25/34	707,976		705,943	(c)
Structured ARM Loan Trust, 2004-07 A1	0.584%	6/25/34	16,451		14,640	(c)
Structured ARM Loan Trust, 2004-16 2A	2.510%	11/25/34	868,729		831,541	(c)
Structured ARM Loan Trust, 2004-17 A1	1.119%	11/25/34	47,591		46,173	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.499%	10/25/35	878,639		738,868	(c)
Structured ARM Loan Trust, 2005-20 4A1	5.403%	10/25/35	1,331,146		1,124,376	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.921%	12/19/33	79,500		74,033	(c)
Structured Asset Securities Corp., 2002-08A 7A1	1.888%	5/25/32	52,709		50,499	(c)
Structured Asset Securities Corp., 2002-11A 1A1	2.023%	6/25/32	4,024		3,943	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.747%	8/25/32	221,859		219,503	(c)
Structured Asset Securities Corp., 2002-18A 1A1	2.762%	9/25/32	5,725		5,629	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.979%	9/25/33	201,072		184,407	(a)(c)
Structured Asset Securities Corp., 2004-NP2 A	0.529%	6/25/34	2,287,272		2,067,122	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.079%	3/25/44	27,129		23,542	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.123%	5/25/46	2,460,022		1,589,668	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.123%	6/25/46	1,160,423		611,521	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.113%	8/25/46	3,950,827		2,461,669	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.654%	5/25/35	193,284		191,525	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $46,185,981)					42,387,038

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $44,254)	7.000%	1/31/20	285,000	MXN	30,483	(a)

MORTGAGE-BACKED SECURITIES - 3.0%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	793,400		833,624

FNMA - 2.3%
Federal National Mortgage Association (FNMA)	2.500%	10/16/28	2,800,000		2,815,750	(i)
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,543,627		1,717,807
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,372,511		2,497,531
Federal National Mortgage Association (FNMA)	3.500%	10/10/43	2,100,000		2,137,735	(i)
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	5,200,000		5,454,312	(i)
Federal National Mortgage Association (FNMA)	4.500%	10/10/43	200,000		213,594	(i)

Total FNMA					14,836,729

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
GNMA - 0.6%
Government National Mortgage Association (GNMA)	3.500%	10/21/43	300,000	$308,391	(i)
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	436,794	472,604
Government National Mortgage Association (GNMA) II	3.500%	10/21/43	1,900,000	1,959,969	(i)
Government National Mortgage Association (GNMA) II	4.000%	10/21/43	1,200,000	1,270,125	(i)

Total GNMA				4,011,089

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $19,423,748)				19,681,442

MUNICIPAL BONDS - 1.2%
Arizona - 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	80,000	82,685

California - 0.2%
California State, GO	5.000%	9/1/23	380,000	443,312
California State, GO, Various Purpose	5.000%	9/1/25	280,000	316,915
California State, GO, Various Purpose	5.000%	4/1/42	240,000	245,333

Total California				1,005,560

Connecticut - 0.0%
Connecticut State, GO	5.000%	7/15/24	110,000	128,123

Georgia - 0.0%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	190,000	201,824

New Jersey - 0.1%
New Jersey State EDA Lease Revenue, Rutgers University	5.000%	6/15/46	130,000	133,103
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	210,000	214,141
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	190,000	193,069
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	130,000	132,480

Total New Jersey				672,793

New York - 0.2%
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	90,000	92,928
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	90,000	92,806
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	150,000	152,920
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	90,000	101,746
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	150,000	167,811
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	430,000	482,245
New York, NY, GO	5.000%	8/1/25	120,000	137,323

Total New York				1,227,779

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
North Carolina - 0.4%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	3,100,000		$2,974,884	(c)

Ohio - 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	170,000		177,108
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	390,000		393,755
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	170,000		174,728

Total Ohio					745,591

Pennsylvania - 0.0%
Pennsylvania State Turnpike Commission Revenue	5.000%	12/1/43	150,000		152,019

Texas - 0.1%
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	320,000		332,058

Utah - 0.0%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	320,000		326,998

Virginia - 0.1%
Richmond, VA, GO	5.000%	3/1/27	100,000		112,705
Richmond, VA, GO	5.000%	3/1/28	100,000		111,596
Richmond, VA, GO	5.000%	3/1/29	110,000		122,012

Total Virginia					346,313

TOTAL MUNICIPAL BONDS (Cost - $8,027,163)					8,196,627

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
Brazil - 0.1%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/15	591,000	BRL	636,158

Sweden - 0.1%
Kingdom of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	892,114

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $974,531)					1,528,272

SENIOR LOANS - 5.2%
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.2%
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	1,210,000		1,212,420	(j)

Diversified Consumer Services - 0.2%
ServiceMaster Co., New Term Loan	4.250%	1/31/17	992,500		965,000	(j)

Hotels, Restaurants & Leisure - 0.9%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.429%	1/26/18	1,719,818		1,553,928	(j)
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	679,476		683,298	(j)
Dunkin Brands Inc., Term Loan B3	3.750%	2/14/20	985,218		981,770	(j)
Hilton Worldwide Finance LLC, USD Term Loan B2	—	9/23/20	1,500,000		1,496,875	(k)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.680%	11/23/16	106,158		105,995	(j)
Las Vegas Sands LLC, Extended Term Loan B	2.680%	11/23/16	424,282		423,634	(j)
Leslie’s Poolmart Inc., New Term Loan B	5.250%	10/16/19	990,320		993,415	(j)

Total Hotels, Restaurants & Leisure					6,238,915

Media - 0.4%
Charter Communications Operating LLC, Term Loan E	—	7/1/20	1,000,000		988,594	(k)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	1,000,000		1,000,613	(j)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - continued
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	725,197	$721,389	(j)

Total Media				2,710,596

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	879,146	876,765	(j)

Specialty Retail - 0.5%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929	1,532,919	(j)
Party City Holdings Inc., REFI Term Loan B	4.250%	7/29/19	1,653,098	1,649,471	(j)

Total Specialty Retail				3,182,390

TOTAL CONSUMER DISCRETIONARY				15,186,086

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Supervalu Inc., REFI Term Loan B	5.000%	3/21/19	199,296	198,424	(j)

Food Products - 0.2%
Del Monte Foods Co., Term Loan	4.000%	3/8/18	969,791	966,458	(j)

TOTAL CONSUMER STAPLES				1,164,882

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Arch Coal Inc., Term Loan B	5.750%	5/16/18	1,190,958	1,155,726	(j)
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,000,000	1,016,875	(j)
Peabody Energy Corp., Term Loan B	—	9/24/20	620,000	611,734	(k)

TOTAL ENERGY				2,784,335

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Biomet Inc., Term Loan B2	—	7/25/17	1,000,000	1,001,458	(k)

Life Sciences Tools & Services - 0.1%
Pharmaceutical Product Development Inc., Term Loan B	—	12/5/18	1,000,000	1,001,667	(k)

Pharmaceuticals - 0.2%
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	1,240,625	1,233,904	(j)

TOTAL HEALTH CARE				3,237,029

INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Language Line LLC, New Term Loan B	6.250%	6/20/16	254,954	252,564	(j)
Monitronics International Inc., New Term Loan B	—	3/23/18	1,000,000	1,000,000	(k)

Total Commercial Services & Supplies				1,252,564

Machinery - 0.2%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	990,000	988,763	(j)
Silver II U.S. Holdings Inc., Term Loan	—	12/13/19	500,000	495,764	(k)

Total Machinery				1,484,527

TOTAL INDUSTRIALS				2,737,091

INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.1%
Ancestry.com Inc., Term Loan	5.250%	12/28/18	937,857	939,958	(j)

IT Services - 0.2%
First Data Corp., Extended 2018 Term Loan B	4.180%	3/23/18	612,309	606,515	(j)
SunGard Data Systems Inc., Term Loan B	4.000%	2/26/16	644,226	644,548	(j)

Total IT Services				1,251,063

TOTAL INFORMATION TECHNOLOGY				2,191,021

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 0.5%
Chemicals - 0.2%
Kronos Inc., REFI Term Loan	—	10/30/19	1,000,000		$1,003,125	(k)

Metals & Mining - 0.3%
FMG Resources (August 2006) Pty Ltd., Term Loan	5.250%	10/18/17	2,178,000		2,184,436	(j)

TOTAL MATERIALS					3,187,561

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings S.A., Term Loan B	4.250%	4/2/18	494,997		495,616	(j)

Wireless Telecommunication Services - 0.3%
Telesat LLC, USD Term Loan B2	3.500%	3/28/19	1,981,306		1,970,161	(j)

TOTAL TELECOMMUNICATION SERVICES					2,465,777

UTILITIES - 0.2%
Electric Utilities - 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	979,153		980,785	(j)

Independent Power Producers & Energy Traders - 0.0%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	143,237		146,639	(j)

TOTAL UTILITIES					1,127,424

TOTAL SENIOR LOANS (Cost - $34,226,173)					34,081,206

SOVEREIGN BONDS - 3.0%
Brazil - 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	200,068
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,846,000	BRL	2,548,421
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	575,000	BRL	240,258

Total Brazil					2,988,747

Hungary - 0.3%
Hungary Government Bond, Bonds	6.500%	6/24/19	345,020,000	HUF	1,664,586

Malaysia - 0.4%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,369,618

Mexico - 0.2%
Mexican Bonos, Bonds	6.500%	6/9/22	18,330,900	MXN	1,449,979
Mexican Bonos, Bonds	10.000%	12/5/24	1,570,000	MXN	157,753

Total Mexico					1,607,732

Poland - 0.5%
Republic of Poland, Bonds	5.250%	10/25/20	9,180,000	PLN	3,113,648

Russia - 0.9%
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	202,000,000	RUB	6,156,351

Thailand - 0.2%
Kingdom of Thailand, Senior Bonds	3.250%	6/16/17	50,740,000	THB	1,621,873

TOTAL SOVEREIGN BONDS (Cost - $20,081,948)					19,522,555

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.6%
U.S. Government Obligations - 15.6%
U.S. Treasury Bonds	4.375%	5/15/41	430,000		486,169
U.S. Treasury Bonds	3.125%	11/15/41	2,325,000		2,096,497
U.S. Treasury Bonds	3.125%	2/15/42	1,790,000		1,611,558
U.S. Treasury Bonds	3.000%	5/15/42	475,000		416,219
U.S. Treasury Bonds	2.750%	8/15/42	130,000		107,758

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - continued
U.S. Treasury Bonds	2.750%	11/15/42	120,000	$99,319
U.S. Treasury Bonds	2.875%	5/15/43	5,701,000	4,838,724
U.S. Treasury Bonds	3.625%	8/15/43	7,640,000	7,551,666
U.S. Treasury Notes	1.875%	2/28/14	1,520,000	1,531,459
U.S. Treasury Notes	0.250%	9/15/15	80,000	79,888
U.S. Treasury Notes	0.250%	10/15/15	70,000	69,869
U.S. Treasury Notes	1.000%	8/31/16	950,000	960,094
U.S. Treasury Notes	0.750%	6/30/17	890,000	882,838
U.S. Treasury Notes	0.500%	7/31/17	1,670,000	1,638,557
U.S. Treasury Notes	0.750%	10/31/17	2,260,000	2,228,925
U.S. Treasury Notes	0.625%	11/30/17	9,410,000	9,218,121
U.S. Treasury Notes	0.625%	4/30/18	2,800,000	2,721,687
U.S. Treasury Notes	1.375%	6/30/18	250,000	250,644
U.S. Treasury Notes	1.375%	7/31/18	30,000	30,054
U.S. Treasury Notes	1.500%	8/31/18	720,000	724,782
U.S. Treasury Notes	1.250%	4/30/19	24,650,000	24,199,373
U.S. Treasury Notes	1.000%	9/30/19	17,190,000	16,466,146
U.S. Treasury Notes	1.250%	10/31/19	5,140,000	4,991,423
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,423,625
U.S. Treasury Notes	2.125%	8/31/20	840,000	847,415
U.S. Treasury Notes	1.625%	8/15/22	4,020,000	3,744,879
U.S. Treasury Notes	1.750%	5/15/23	3,210,000	2,974,518
U.S. Treasury Notes	2.500%	8/15/23	5,980,000	5,919,267

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $106,473,181)				103,111,474

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.3%
U.S. Treasury Bonds, Inflation Indexed (Cost - $2,246,915)	2.125%	2/15/40	1,621,125	1,918,246

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	270,780	*

PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
Consumer Finance - 0.6%
GMAC Capital Trust I (Cost - $3,961,616)	8.125%		158,099	4,229,148	(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $506,728,688)				500,799,560

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 26.3%
U.S. Government Agencies - 6.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.095%	11/18/13	7,000,000	6,999,113	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	1,280,000	1,279,952	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	2/14/14	35,000,000	34,996,045	(l)

Total U.S. Government Agencies (Cost - $43,264,324)				43,275,110

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Repurchase Agreements - 19.8%
Bank of America repurchase agreement dated 9/30/13; Proceeds at maturity - $61,301,051; (Fully collateralized by U.S. government obligations, 2.000% due 2/15/22; Market value - $62,527,020)	0.030%	10/1/13	61,301,000	$61,301,000
Credit Suisse First Boston Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $5,003,001; (Fully collateralized by U.S. government obligations, 3.750% due 8/15/41; Market value - $5,079,765)	0.010%	10/1/13	5,003,000	5,003,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $24,155,027; (Fully collateralized by U.S. government obligations, 0.125% due 7/15/22; Market value - $24,638,099)	0.040%	10/1/13	24,155,000	24,155,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $40,341,101; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value -$41,147,829)	0.090%	10/1/13	40,341,000	40,341,000

Total Repurchase Agreements (Cost - $130,800,000)				130,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $174,064,324)				174,075,110

TOTAL INVESTMENTS - 102.1% (Cost - $680,793,012#)				674,874,670
Liabilities in Excess of Other Assets - (2.1)%				(13,629,253)

TOTAL NET ASSETS - 100.0%				$661,245,417

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of September 30, 2013.

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
GO	— General Obligation
HUF	— Hungarian Forint
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
SEK	— Swedish Krona
THB	— Thai Baht

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$227,385,902	$7,350	$227,393,252
Asset-backed securities	—	38,449,037	—	38,449,037
Collateralized mortgage obligations	—	42,387,038	—	42,387,038
Convertible bonds & notes	—	30,483	—	30,483
Mortgage-backed securities	—	19,681,442	—	19,681,442
Municipal bonds	—	8,196,627	—	8,196,627
Non-U.S. Treasury inflation protected securities	—	1,528,272	—	1,528,272
Senior loans	—	34,081,206	—	34,081,206
Sovereign bonds	—	19,522,555	—	19,522,555
U.S. government & agency obligations	—	103,111,474	—	103,111,474
U.S. Treasury inflation protected securities	—	1,918,246	—	1,918,246
Common stocks	$270,780	—	—	270,780
Preferred stocks	4,229,148	—	—	4,229,148

Total long-term investments	$4,499,928	$496,292,282	$7,350	$500,799,560

Short-term investments†	—	174,075,110	—	174,075,110

Total investments	$4,499,928	$670,367,392	$7,350	$674,874,670

Other financial instruments:
Futures contracts	$665,099	—	—	$665,099
Forward foreign currency contracts	—	$55,486	—	55,486

Total other financial instruments	$665,099	$55,486	$—	$720,585

Total	$5,165,027	$670,422,878	$7,350	$675,595,255

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$3,043,393	—	—	$3,043,393
Forward foreign currency contracts	—	$645,336	—	645,336
Interest rate swaps	—	4,600	—	4,600
Credit default swaps on corporate issues - buy protection	—	22,015	—	22,015
Credit default swaps on credit indices - buy protection‡	—	893,833	—	893,833

Total	$3,043,393	$1,565,784	$—	$4,609,177

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts, credit default swaps and interest rate swaps, with credit related contingent features which had a liability position of $1,565,784. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $800,000, which could be used to reduce the required payment.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,598,515
Gross unrealized depreciation	(17,516,857)

Net unrealized depreciation	$(5,918,342)

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	93	3/15	$23,005,015	$23,105,850	$100,835
90-Day Eurodollar	244	3/18	58,853,918	58,962,600	108,682
U.S. Treasury 30-Year Bonds	184	12/13	24,085,418	24,541,000	455,582

					$665,099

Contracts to Sell:
90-Day Eurodollar	93	3/15	23,091,598	23,105,850	(14,252)
German Euro Bund	49	12/13	9,086,879	9,313,699	(226,820)
U.S. Treasury 2-Year Notes	73	12/13	16,035,169	16,079,391	(44,222)
U.S. Treasury 5-Year Notes	231	12/13	27,616,312	27,961,828	(345,516)
U.S. Treasury 10-Year Notes	1,137	12/13	141,336,743	143,706,141	(2,369,398)
U.S. Treasury Ultra Long-Term Bonds	28	12/13	3,935,440	3,978,625	(43,185)

					$(3,043,393)

Net unrealized loss on open futures contracts					$(2,378,294)

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	14,441,920	$886,497
Options closed	(14,441,359)	(694,149)
Options exercised	(126)	(25,575)
Options expired	(435)	(166,773)

Written options, outstanding as of September 30, 2013	—	—

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Fund held TBA securities with a total cost of $13,973,304.

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Philippine Peso	Citibank, N.A.	200,000,000	$4,594,734	10/31/13	$(24,470)
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	7,835,526	11/15/13	(206,342)
Singapore Dollar	Citibank, N.A.	5,940,000	4,735,066	11/15/13	48,971

					(181,841)

Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	3,382,318	10/25/13	(85,168)
Philippine Peso	Citibank, N.A.	100,000,000	2,297,367	10/31/13	6,515
Philippine Peso	Citibank, N.A.	100,000,000	2,297,367	10/31/13	(6,941)
Australian Dollar	Citibank, N.A.	3,450,000	3,209,257	11/15/13	(50,075)
Euro	Citibank, N.A.	8,001,609	10,826,206	11/15/13	(208,991)
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,470,585	11/15/13	(43,840)
Euro	UBS AG	600,000	811,802	11/15/13	(14,446)
Japanese Yen	Citibank, N.A.	662,277,200	6,739,305	11/15/13	(3,780)
Japanese Yen	Credit Suisse	165,039,620	1,679,436	11/15/13	(1,283)

					(408,009)

Net unrealized loss on open forward foreign currency contracts					$(589,850)

At September 30, 2013, the Fund held the following open OTC swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(4,600)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.15%	0.900% quarterly	$(738)	—	$(738)
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	0.21%	4.700% quarterly	(21,277)	—	(21,277)

Total	$1,050,000				$(22,015)	—	$(22,015)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	$5,544,000	6/20/17	5.000% quarterly	$(413,675)	$92,925	$(506,600)
Goldman Sachs Group Inc. (MARKIT CDX.NA.HY.18 Index)	6,435,000	6/20/17	5.000% quarterly	(480,158)	(115,341)	(364,817)

Total	$11,979,000			$(893,833)	$(22,416)	(871,417)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$665,099	$(3,043,393)	—	—	$(4,600)	$(2,382,894)
Foreign Exchange Risk	—	—	$55,486	$(645,336)	—	$(589,850)
Credit Risk	—	—	—	—	(915,848)	$(915,848)

Total	$665,099	$(3,043,393)	$55,486	$(645,336)	$(920,448)	$(3,888,592)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$165,306
Written options†	73,743
Futures contracts (to buy)	44,009,105
Futures contracts (to sell)	169,215,952
Forward foreign currency contracts (to buy)	17,440,537
Forward foreign currency contracts (to sell)	25,230,729

Notes to Schedule of Investments (unaudited) (continued)

Average notional balance
Interest rate swap contracts	$90,000
Credit default swap contracts (to buy protection)	13,257,424
Credit default swap contracts (to sell protection)†	75,300

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013